[logo]Pioneer
                                                                  Investments(R)



Pioneer
America Income
Trust

SEMIANNUAL REPORT 6/30/01

Table of Contents
--------------------------------------------------------------------------------

 Letter from the President                          1
 Portfolio Summary                                  2
 Performance Update                                 3
 Portfolio Management Discussion                    6
 Schedule of Investments                           10
 Financial Statements                              12
 Notes to Financial Statements                     18
 Trustees, Officers and Service Providers          23
 Retirement Plans from Pioneer                     24
 Programs and Services for Pioneer Shareowners     26
 The Pioneer Family of Mutual Funds                28

Pioneer America Income Trust
LETTER FROM THE PRESIDENT 6/30/01

Dear Shareowner,
--------------------------------------------------------------------------------
The major market averages declined over the first half of 2001, but not without recovering noticeably from the low points that they reached during the spring. It's too soon to say that this period of turbulence is behind us. However, we believe the Federal Reserve Board's aggressive monetary and interest rate policies will eventually be reflected in improving business conditions and a better outlook for corporate profits. Growth in corporate profits, often anticipated by the market, historically has been the precursor for higher stock prices.

Slumping stock markets and a tighter market for lending have brought some attractive values to light, for both stock and bond investors. At Pioneer, we have always viewed interim price declines as chances to uncover good investments. When prices are low the best values often emerge, and the seeds of future growth are sown. A related point is that patience is a valuable asset for investors; in addition to our focus on value, a long-term view is at the core of our investment philosophy.

Staying committed to an investment program can be difficult when good economic news is hard to find. But I'd like to remind you that solid investment opportunities aren't usually found in the headlines. They're more likely to turn up in the pages of corporate reports, in the course of a management interview and as a result of old-fashioned digging - in other words, the kind of intensive research we have been doing on behalf of investors since Pioneer's founding in 1928.

Sooner or later, the economy may regain momentum. In the meantime, your best move may be to contact your financial representative. Use the opportunity to discuss whether your portfolio is positioned appropriately for your current needs and for the changing economic scene.

Respectfully,


/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

Pioneer America Income Trust
PORTFOLIO SUMMARY 6/30/01

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[pie chart]

U.S. Government Agency Obligations    62.0%
U.S. Treasury Obligations             38.0%

[end pie chart]



Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)


[pie chart]

1-3 Years       10.4%
3-4 Years       39.4%
4-6 Years       24.2%
6-8 Years        7.7%
8+ Years        18.3%

[end pie chart]


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

  1.    U.S. Treasury Bonds, 7.25%, 5/15/16                            8.11%
  2.    U.S. Treasury Notes, 6.45%, 2/15/10                            6.50%
  3.    U.S. Treasury Bonds, 6.375%, 8/15/27                           4.70%
  4.    U.S. Treasury Notes, 5.75%, 11/15/05                           3.99%
  5.    Government National Mortgage Association, 7.0%, 3/15/31        3.52%
  6.    Government National Mortgage Association, 7.0%, 2/20/31        3.37%
  7.    Government National Mortgage Association, 7.5%, 2/15/27        3.27%
  8.    U.S. Treasury Bonds, 8.0%, 11/15/21                            3.14%
  9.    Government National Mortgage Association, 7.0%, 1/15/30        3.05%
 10.    Government National Mortgage Association, 6.5%, 4/15/28        3.02%

Fund holdings will vary for other periods.

Pioneer America Income Trust
PERFORMANCE UPDATE 6/30/01                             CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/01   12/31/00
                 $ 9.71    $ 9.76


Distributions per Share   Income      Short-Term      Long-Term
(12/31/00 - 6/30/01)      Dividends   Capital Gains   Capital Gains
                          $ 0.277           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to the growth of the Lehman Brothers Government Bond Index, and the Lehman Brothers Fixed Rate Mortgage-Backed Index.

Average Annual Total Returns
(As of June 30, 2001)
          Net Asset   Public Offering
Period      Value        Price*
 10 Years   6.41%        5.93%
 5 Years    6.32         5.33
 1 Year     9.23         4.35


* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[mountain chart]

               Pioneer      Lehman Brothers     Lehman Brothers
               America        Government          Fixed Rate
             Income Trust     Bond Index      Mortgage-Backed Index
6/30/91          9550           10000
                10589           11375
6/30/93         11719           12841
                11468           12668
6/30/95         12614           14196
                13091           14834
6/30/97         14025           15932
                15310           17725
6/30/99         15558           18264
                16281           19174
6/30/01         17783           21259                20972

[end mountain chart]


The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C shares.


The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed Rate Mortgage-Backed Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust
PERFORMANCE UPDATE 6/30/01                             CLASS B SHARES

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/01   12/31/00
                 $ 9.69    $ 9.74


Distributions per Share   Income      Short-Term      Long-Term
(12/31/00 - 6/30/01)      Dividends   Capital Gains   Capital Gains
                          $ 0.238           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index, and the Lehman Brothers Fixed Rate Mortgage-Backed Index.



Average Annual Total Returns
(As of June 30, 2001)
                   If          If
Period            Held      Redeemed*
 Life-of-Class
 (4/29/94)        5.44%       5.44%
 5 Years          5.50        5.34
 1 Year           8.38        4.38

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[mountain chart]

               Pioneer      Lehman Brothers     Lehman Brothers
               America        Government          Fixed Rate
             Income Trust     Bond Index      Mortgage-Backed Index

4/30/94         10000           10000
                 9952            9964
                 9943           10041
6/30/95         10856           11166
                11442           11883
                11186           11668
                11624           12211
6/30/97         11890           12531
                12508           13381
                12878           13942
                13394           14699
6/30/99         13002           14365
                12960           14369
                13491           15081
                14344           16272
6/30/01         14622           16643                17184

[end mountain chart]


    The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C shares.


  + Index comparison begins 4/30/94. The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed Rate Mortgage-Backed Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
    (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.


    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust
PERFORMANCE UPDATE 6/30/01                             CLASS C SHARES

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/01   12/31/00
                 $ 9.70    $ 9.74


Distributions per Share   Income      Short-Term      Long-Term
(12/31/00 - 6/30/01)      Dividends   Capital Gains   Capital Gains
                          $ 0.216           -               -

 Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index, and the Lehman Brothers Fixed Rate Mortgage-Backed Index.


Average Annual Total Returns
(As of June 30, 2001)
                   If          If
Period            Held      Redeemed*
 Life-of-Class
 (1/31/96)        4.52%       4.52%
 5 Years          5.48        5.48
 1 Year           8.05        8.05

     * Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments made within one year of purchase.

[mountain chart]

               Pioneer      Lehman Brothers     Lehman Brothers
               America        Government          Fixed Rate
             Income Trust     Bond Index      Mortgage-Backed Index


1/31/96         10000            10000
6/30/96          9728             9759
                10104            10214
6/30/97         10335            10481
                10890            11192
6/30/98         11194            11661
                11663            12295
6/30/99         11313            12016
                11291            12019
6/30/00         11758            12614
                12479            13611
6/30/01         12705            13921                 14389

[end mountain chart]


The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C shares.


The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers Fixed Rate Mortgage-Backed Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust
PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

For the first half of 2001, your Fund was managed in an environment of slowing economic growth and declining interest rates. Against this backdrop, Treasury and Government National Mortgage Association (GNMA) securities rewarded investors with healthy gains during this time frame. In the following conversation, Richard Schlanger, a member of the fixed-income team, discusses the factors that affected the fixed-income market and your Fund.

Q:  How did the Fund perform during the first six months of 2001?

A: Pioneer America Income Trust produced relatively strong gains for the first half of 2001. For the six months ended June 30, 2001, Class A shares generated a total return (based on net asset value) of 2.34%, Class B shares 1.94% and Class C shares 1.81%. This performance compares to the 1.89% average return for the same period of the 166 general U.S. government funds tracked by Lipper, Inc. (Lipper, Inc. is an independent firm that monitors mutual fund performance.)

    Your Fund also provided an attractive level of income while maintaining the highest credit quality of AAA. (Quality ratings apply to underlying portfolio securities, not fund shares). At the end of the period, the 30-day SEC yield for Class A shares was 5.29%.


Q:  What was the economic environment like during the first half of 2001?

A: It was a challenging economic environment during the first six months of 2001. Gross domestic product (GDP) declined, corporate earnings were weak, unemployment began to inch up and global growth declined. In response to this situation, the Federal Reserve Board undertook one of the most accelerated interest-rate reducing cycles in history. In the January-through-June time period, the Fed cut short-term interest rates six times, for a total of 2.75%.

Pioneer America Income Trust


    The Fed's lower interest-rate policy had the effect of altering the shape of the yield curve. As interest rates declined, the yield curve changed from a flat curve to a positive sloping curve. (The yield curve shows the relationship between bond yields and maturity lengths. When the yield curve is flat, yields on short-term bonds and yields on long-term bonds are at about the same level. When the yield curve steepens, or slopes upward, yields on short-term bonds are lower than yields on long-term bonds.) An upward sloping yield curve (often referred to as a positive yield curve) demonstrates the more typical relationship between bond yields and maturity lengths.


Q:  In this environment, what changes did you make to the Fund?

A: We did not change the Fund composition materially. At the end of the period, 62% of portfolio assets were invested in GNMA securities (Government National Mortgage Association) down from 66% on December 31, 2000. Like U.S. Treasury securities, GNMAs are backed by the full faith and credit of the U.S. government - an important distinction for investors. (A full faith and credit backing applies to underlying portfolio securities, not Fund shares.) GNMAs were popular with investors, and they provided an attractive yield advantage over comparable Treasuries. As a result, your Fund's large concentration in GNMA securities benefited performance - because on a total return basis, GNMAs outperformed Treasuries.

    In managing the GNMA portion of the Fund, we made some strategic moves that helped the Fund's return. Declining interest rates resulted in lower home mortgage rates, making it attractive for homeowners to refinance or prepay their mortgages. When mortgages are prepaid faster than market expectations, the result can be lower than anticipated returns from mortgage-backed securities, such as a GNMAs. GNMAs that carried the highest coupons

Pioneer America Income Trust
PORTFOLIO MANAGEMENT DISCUSSION 6/30/01                            (continued)

    (stated rates of interest) were susceptible to refinancing. Therefore, we sold a number of these high-coupon GNMA securities and replaced them with mortgages that have coupons in the 7% to 7.5% range, which we believe are less likely to be refinanced.

    We also made some strategic changes to the Treasury position in the Fund. We believe that weak economic growth coupled with tax cuts are likely to reduce revenues going into the Treasury over the next few years. As a result, the Treasury may not have the budget surpluses it had projected, and it may have to step up bond issuance to obtain revenue to fund various government programs. We believe the Treasury may use this situation as an opportunity to call in previously issued bonds (callable bonds) with relatively high coupons and replace them with new bonds carrying lower coupons. In light of this possibility, we sold some of our callable Treasury securities and replaced them with noncallable securities with longer maturities at attractive yields. By adding noncallable bonds to the portfolio, we have locked in relatively high yields for the future. This should help the Fund maintain its steady stream of relatively strong income over the long term.

    Lowering the coupons on the Fund's GNMA securities and adding noncallable Treasury securities to the portfolio had the effect of extending the Fund's duration. (Duration is a measure of a bond's price sensitivity to interest rate changes. In general, the longer a bond's duration, the greater the potential for price appreciation when interest rates fall, and conversely, the greater the risk of price loss when interest rates rise.) As interest rates declined, your Fund's extended duration aided performance.

Pioneer America Income Trust


Q:  Do you expect the fixed-income markets to perform well in the future?

A: We are generally positive in our outlook for the fixed-income markets and for your Fund over the next several months. The slowdown in economic growth in the United States and abroad is taking its toll on corporate earnings and stock market returns. As a result, many investors are seeking the relative stability and safety of high quality fixed-income investments, and the demand for GNMA and Treasury securities remains robust. We expect this situation to continue. With an aging population, more retirees will want to reduce their equity exposure - and mortgages offer higher current income with AAA credit quality to boot.

    In this type of economic environment, we believe that the Fund is a wise choice for more conservative investors looking for positive returns with competitive income from the highest credit quality securities available.

Pioneer America Income Trust
SCHEDULE OF INVESTMENTS 6/30/01 (unaudited)


   Principal
    Amount                                                                  Value
                 INVESTMENT IN SECURITIES - 100%
                 U.S. TREASURY OBLIGATIONS - 38.0%
$ 1,950,000      U.S. Treasury Notes, 6.625%, 5/15/07                 $ 2,093,071
  2,000,000      U.S. Treasury Bonds, 10.375%, 11/15/09                 2,336,960
  2,000,000      U.S. Treasury Bonds, 9.125%, 5/15/09                   2,233,640
  7,800,000      U.S. Treasury Notes, 6.5%, 2/15/10                     8,379,774
  3,000,000      U.S. Treasury Bonds, 10.0%, 5/15/10                    3,521,190
  6,500,000      U.S. Treasury Notes, 5.75%, 11/15/05 - 8/15/10         6,684,685
  9,170,000      U.S. Treasury Bonds, 7.25%, 5/15/16                   10,455,634
  3,250,000      U.S. Treasury Bonds, 8.0%, 11/15/21                    4,049,143
  1,400,000      U.S. Treasury Bonds, 6.875%, 8/15/25                   1,571,724
  5,700,000      U.S. Treasury Bonds, 6.375%, 8/15/27                   6,061,152
  1,500,000      U.S. Treasury Bonds, 6.25%, 5/15/30                    1,590,960
                                                                      -----------
                 TOTAL U.S. TREASURY OBLIGATIONS                      $48,977,933
                                                                      -----------
                 U.S. GOVERNMENT AGENCY OBLIGATIONS - 62.0%
      5,799      Government National Mortgage Association,
                   10.5%, 8/15/03                                     $     5,953
     42,031      Government National Mortgage Association,
                   9.5%, 12/15/03                                          42,931
    192,478      Government National Mortgage Association,
                   10.0%, 11/15/18 - 1/15/19                              214,462
    340,201      Government National Mortgage Association,
                   9.0%, 9/15/16 - 4/15/20                                367,027
    311,773      Government National Mortgage Association, 8.5%,
                   7/15/24                                                328,677
    150,190      Government National Mortgage Association, 6.0%,
                   10/15/28                                               145,677
  6,532,645      Government National Mortgage Association, 6.5%,
                   4/15/28 - 10/15/28                                   6,479,495
 12,325,394      Government National Mortgage Association, 7.5%,
                   2/15/27 - 2/15/31                                   12,656,613
 38,055,799      Government National Mortgage Association, 7.0%,
                   6/15/16 - 6/15/31                                   38,453,116
    154,323      Government National Mortgage Association I,
                   10.0%, 3/15/20                                         172,054
  3,090,551      Government National Mortgage Association I, 7.5%,
                   9/15/29                                              3,172,636

10    The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust



   Principal
    Amount                                                                Value
$10,006,329      Government National Mortgage Association I,
                   7.0%, 12/15/30 - 4/15/31                        $ 10,111,985
     38,627      Government National Mortgage Association II,
                   10.0%, 1/20/06                                        39,524
    606,638      Government National Mortgage Association II,
                   7.49%, 10/20/22                                      618,740
  1,117,337      Government National Mortgage Association II,
                   9.0%, 3/20/18 - 11/20/24                           1,174,386
  2,413,198      Government National Mortgage Association II,
                   7.0%, 12/20/08 - 2/20/29                           2,433,033
    121,621      Government National Mortgage Association II,
                   8.0%, 5/20/25 - 3/20/30                              125,623
  2,352,995      Government National Mortgage Association II,
                   7.5%, 6/20/30 - 8/20/30                            2,405,208
  1,084,192      Government National Mortgage Association II,
                   6.5%, 12/20/30                                     1,070,531
                                                                   ------------
                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS          $ 80,017,671
                                                                   ------------
                 TOTAL INVESTMENT IN SECURITIES
                 (Cost $127,778,671) (a)(b)                        $128,995,604
                                                                   ============


Note: The Trust's investments in mortgage-backed securities of the Government National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

(a) At June 30, 2001, the net unrealized gain on investments w as based on cost for federal income tax purposes of $127,808,582 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
       excess of value over tax cost                                                    $1,817,442

       Aggregate gross unrealized loss for all investments in which there is an
       excess of tax cost over value                                                      (630,420)
                                                                                        ----------
       Net unrealized gain                                                              $1,187,022
                                                                                        ==========

 (b) At December 31, 2000, the Trust had a net capital loss carryforward of $10,229,982 which will expire between 2002 and 2008 if not utilized.


Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2001 aggregated $46,380,228 and $31,759,833, respectively.


The accompanying notes are an integral part of these financial statements.   11

Pioneer America Income Trust
BALANCE SHEET 6/30/01 (unaudited)


ASSETS:
  Investment in securities, at value (cost $127,778,671)      $128,995,604
  Cash                                                             225,451
  Receivables -
   Fund shares sold                                                364,682
   Interest                                                      1,141,764
                                                              ------------
    Total assets                                              $130,727,501
                                                              ------------
LIABILITIES:
  Payables -
   Investment securities purchased                            $      9,722
   Fund shares repurchased                                          53,925
   Dividends                                                       209,086
  Due to affiliates                                                128,050
  Accrued expenses                                                  36,262
  Other                                                              4,951
                                                              ------------
    Total liabilities                                         $    441,996
                                                              ------------
NET ASSETS:
  Paid-in capital                                             $139,790,272
  Accumulated net investment loss                                 (799,996)
  Accumulated net realized loss on investments                  (9,921,704)
  Net unrealized gain on investments                             1,216,933
                                                              ------------
    Total net assets                                          $130,285,505
                                                              ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $108,302,637/11,154,137 shares)           $       9.71
                                                              ============
  Class B (based on $17,961,630/1,854,221 shares)             $       9.69
                                                              ============
  Class C (based on $4,021,238/414,613 shares)                $       9.70
                                                              ============
MAXIMUM OFFERING PRICE:
  Class A                                                     $      10.17
                                                              ============



12    The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended 6/30/01


INVESTMENT INCOME:
  Interest                                                              $  4,106,127
                                                                        ------------
EXPENSES:
  Management fees                                           $317,614
  Transfer agent fees
   Class A                                                   118,494
   Class B                                                    30,009
   Class C                                                     9,996
  Distribution fees
   Class A                                                   130,947
   Class B                                                    92,972
   Class C                                                    18,470
  Administrative fees                                         15,620
  Custodian fees                                              18,778
  Registration fees                                           11,825
  Professional fees                                           22,914
  Printing                                                     8,326
  Fees and expenses of nonaffiliated trustees                    865
  Miscellaneous                                                4,756
                                                            --------
    Total expenses                                                      $    801,586
    Less management fees waived by Pioneer Investment
        Management, Inc.                                                     (57,024)
    Less fees paid indirectly                                                (15,367)
                                                                        ------------
    Net expenses                                                        $    729,195
                                                                        ------------
    Net investment income                                               $  3,376,932
                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                      $    495,507
  Change in net unrealized gain on investments                            (1,214,617)
                                                                        ------------
    Net loss on investments                                             $   (719,110)
                                                                        ------------
    Net increase in net assets resulting from operations                $  2,657,822
                                                                        ============

The accompanying notes are an integral part of these financial statements.   13

Pioneer America Income Trust
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 6/30/01 and the Year Ended 12/31/00


                                                         Six Months
                                                       Ended 6/30/01      Year Ended
                                                        (unaudited)        12/31/00
FROM OPERATIONS:
Net investment income                                  $   3,376,932   $    7,142,078
Net realized gain (loss) on investments                      495,507       (1,219,938)
Change in net unrealized gain (loss) on investments       (1,214,617)       6,784,608
                                                       -------------   --------------
  Net increase in net assets resulting from
   operations                                          $   2,657,822   $   12,706,748
                                                       -------------   --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.28 and $0.58 per share, respectively)    $  (2,973,801)  $   (6,080,170)
  Class B ($0.24 and $0.50 per share, respectively)         (455,089)        (887,627)
  Class C ($0.22 and $0.49 per share, respectively)          (82,118)        (202,184)
                                                       -------------   --------------
   Total distributions to shareowners                  $  (3,511,008)  $   (7,169,981)
                                                       -------------   --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $  41,316,981   $   80,753,248
Reinvestment of distributions                              2,488,991        5,389,397
Cost of shares repurchased                               (28,845,919)    (112,090,132)
                                                       -------------   --------------
  Net increase (decrease) in net assets resulting
   from fund share transactions                        $  14,960,053   $  (25,947,487)
                                                       -------------   --------------
  Net increase (decrease) in net assets                $  14,106,867   $  (20,410,720)
NET ASSETS:
Beginning of period                                      116,178,638      136,589,358
                                                       -------------   --------------
End of period (including accumulated undistributed
  net investment income (loss) of $(799,996) and
  $5,350, respectively)                                $ 130,285,505   $  116,178,638
                                                       =============   ==============


                                     '01 Shares      '01 Amount
CLASS A                             (unaudited)      (unaudited)          '00 Shares        '00 Amount
Shares sold                           3,148,112     $30,878,965            6,794,359     $ 64,007,617
Reinvestment of distributions           214,563       2,098,638              487,142        4,603,048
Less shares repurchased              (2,051,921)    (20,082,261)          (9,399,087)     (88,406,053)
                                     ----------     -----------           ----------     ------------
  Net increase (decrease)             1,310,754     $12,895,342           (2,117,586)    $(19,795,388)
                                     ==========     ===========           ==========     ============
CLASS B
Shares sold                             748,262     $ 7,366,709            1,261,685     $ 11,943,292
Reinvestment of distributions            34,083         332,428               67,431          636,507
Less shares repurchased                (662,031)     (6,457,033)          (1,717,130)     (16,154,518)
                                     ----------     -----------           ----------     ------------
  Net increase (decrease)               120,314     $ 1,242,104             (388,014)    $ (3,574,719)
                                     ==========     ===========           ==========     ============
CLASS C
Shares sold                             314,243     $ 3,071,307              509,307     $  4,802,339
Reinvestment of distributions             5,936          57,925               15,917          149,842
Less shares repurchased                (236,210)     (2,306,625)            (801,573)      (7,529,561)
                                     ----------     -----------           ----------     ------------
  Net increase (decrease)                83,969     $   822,607             (276,349)    $ (2,577,380)
                                     ==========     ===========           ==========     ============

14    The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
FINANCIAL HIGHLIGHTS 6/30/01



                                                           Six Months Ended
                                                              6/30/01(a)     Year Ended
                                                             (unaudited)      12/31/00
CLASS A
Net asset value, beginning of period                          $   9.76        $  9.30
                                                              --------        -------
Increase (decrease) from investment operations:
 Net investment income                                        $   0.27        $  0.58
 Net realized and unrealized gain (loss) on investments          (0.04)          0.46
                                                              --------        -------
  Net increase (decrease) from investment operations          $   0.23        $  1.04
Distributions to shareowners:
 Net investment income                                           (0.28)         (0.58)
                                                              --------        -------
Net increase (decrease) in net asset value                    $  (0.05)       $  0.46
                                                              --------        -------
Net asset value, end of period                                $   9.71        $  9.76
                                                              ========        =======
Total return*                                                     2.34%         11.58%
Ratio of net expenses to average net assets+                      1.02%**        1.04%
Ratio of net investment income to average net assets+             5.44%**        6.09%
Portfolio turnover rate                                             51%**          56%
Net assets, end of period (in thousands)                      $108,303        $96,068
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
  Net expenses                                                    1.11%**        1.16%
  Net investment income                                           5.35%**        5.97%
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
  Net expenses                                                    1.00%**        1.00%
  Net investment income                                           5.46%**        6.13%



                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/99     12/31/98     12/31/97     12/31/96
CLASS A
Net asset value, beginning of period                       $  10.10      $   9.93     $   9.77    $  10.20
                                                            -------      --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.55      $   0.58     $   0.64    $   0.64
 Net realized and unrealized gain (loss) on investments       (0.80)         0.17         0.16       (0.43)
                                                           --------      --------     --------    --------
  Net increase (decrease) from investment operations       $  (0.25)     $   0.75     $   0.80    $   0.21
Distributions to shareowners:
 Net investment income                                        (0.55)        (0.58)       (0.64)      (0.64)
                                                           --------      --------     --------    --------
Net increase (decrease) in net asset value                 $  (0.80)     $   0.17     $   0.16    $  (0.43)
                                                           --------      --------     --------    --------
Net asset value, end of period                             $   9.30      $  10.10     $   9.93    $   9.77
                                                           ========      ========     ========    ========
Total return*                                                 (2.52)%        7.78%        8.51%       2.29%
Ratio of net expenses to average net assets+                   1.01%         1.00%        1.02%       1.01%
Ratio of net investment income to average net assets+          5.63%         5.80%        6.55%       6.51%
Portfolio turnover rate                                          72%           81%          63%         43%
Net assets, end of period (in thousands)                   $111,262      $128,925     $138,022    $145,408
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
  Net expenses                                                 1.14%         1.10%        1.14%       1.17%
  Net investment income                                        5.50%         5.70%        6.43%       6.35%
Ratios  assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
  Net expenses                                                 1.00%         1.00%        1.00%       1.00%
  Net investment income                                        5.64%         5.80%        6.57%       6.52%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.
(a) As discussed in Note 6, the Trust began accreting discounts and amortizing premiums on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming waiver of management fees by PIM and reduction for fees paid indirectly from 5.63% to 5.46%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

 The accompanying notes are an integral part of these financial statements.   15

Pioneer America Income Trust
FINANCIAL HIGHLIGHTS 6/30/01

                                                           Six Months Ended
                                                               6/30/01       Year Ended
                                                             (unaudited)      12/31/00
CLASS B
Net asset value, beginning of period                           $  9.74         $  9.28
                                                               -------         -------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.23         $  0.50
 Net realized and unrealized gain (loss) on investments          (0.04)           0.46
                                                               -------         -------
  Net increase (decrease) from investment operations           $  0.19         $  0.96
Distributions to shareowners:
 Net investment income                                           (0.24)          (0.50)
                                                               -------         -------
Net increase (decrease) in net asset value                     $ (0.05)        $  0.46
                                                               -------         -------
Net asset value, end of period                                 $  9.69         $  9.74
                                                               =======         =======
Total return*                                                     1.94%          10.68%
Ratio of net expenses to average net assets+                      1.87%**         1.85%
Ratio of net investment income to average net assets+             4.60%**         5.29%
Portfolio turnover rate                                             51%**           56%
Net assets, end of period (in thousands)                       $17,962         $16,889
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
  Net expenses                                                    1.96%**         1.98%
  Net investment income                                           4.51%**         5.16%
Ratios  assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
  Net expenses                                                    1.85%**         1.83%
  Net investment income                                           4.62%**         5.31%



                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/99     12/31/98     12/31/97     12/31/96
CLASS B
Net asset value, beginning of period                        $ 10.07      $  9.90      $  9.75       $10.17
                                                            -------      -------      -------       ------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.47      $  0.51      $  0.57       $ 0.57
 Net realized and unrealized gain (loss) on investments       (0.79)        0.17         0.15        (0.42)
                                                            -------      -------      -------       ------
  Net increase (decrease) from investment operations        $ (0.32)     $  0.68      $  0.72       $ 0.15
Distributions to shareowners:
 Net investment income                                        (0.47)       (0.51)       (0.57)       (0.57)
                                                            -------      -------      -------       ------
Net increase (decrease) in net asset value                  $ (0.79)     $  0.17      $  0.15       $(0.42)
                                                            -------      -------      -------       ------
Net asset value, end of period                              $  9.28      $ 10.07      $  9.90       $ 9.75
                                                            =======      =======      =======       ======
Total return*                                                 (3.24)%       7.08%        7.61%        1.59%
Ratio of net expenses to average net assets+                   1.78%        1.74%        1.77%        1.75%
Ratio of net investment income to average net assets+          4.87%        4.99%        5.78%        5.78%
Portfolio turnover rate                                          72%          81%          63%          43%
Net assets, end of period (in thousands)                    $19,695      $22,602      $11,935       $9,557
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
  Net expenses                                                 1.91%        1.81%        1.90%        1.91%
  Net investment income                                        4.74%        4.92%        5.65%        5.62%
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
  Net expenses                                                 1.76%        1.72%        1.75%        1.73%
  Net investment income                                        4.89%        5.01%        5.80%        5.80%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+ Ratio assuming no reduction for fees paid indirectly. As discussed in Note 6, the Trust began accreting discounts and amortizing premiums on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming waiver of management fees by PIM and reduction for fees paid indirectly from 4.78% to 4.62%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

16   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
FINANCIAL HIGHLIGHTS 6/30/01



                                                           Six Months Ended
                                                               6/30/01       Year Ended
                                                             (unaudited)      12/31/00
CLASS C
Net asset value, beginning of period                            $ 9.74         $ 9.28
                                                                ------         ------
Increase (decrease) from investment operations:
 Net investment income                                          $ 0.23         $ 0.49
 Net realized and unrealized gain (loss) on investments          (0.05)          0.46
                                                                ------         ------
  Net increase (decrease) from investment operations            $ 0.18         $ 0.95
Distributions to shareowners:
 Net investment income                                           (0.22)         (0.49)
                                                                ------         ------
Net increase (decrease) in net asset value                      $(0.04)        $ 0.46
                                                                ------         ------
Net asset value, end of period                                  $ 9.70         $ 9.74
                                                                ======         ======
Total return*                                                     1.81%         10.52%
Ratio of net expenses to average net assets+                      2.08%**        2.02%
Ratio of net investment income to average net assets+             4.37%**        5.14%
Portfolio turnover rate                                             51%**          56%
Net assets, end of period (in thousands)                        $4,021         $3,221
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
  Net expenses                                                    2.17%**        2.15%
  Net investment income                                           4.28%**        5.01%
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
  Net expenses                                                    2.05%**        1.97%
  Net investment income                                           4.40%**        5.19%




                                                           Year Ended   Year Ended   Year Ended    1/31/96 to
                                                            12/31/99     12/31/98     12/31/97      12/31/96
CLASS C
Net asset value, beginning of period                        $ 10.07      $  9.90      $  9.74       $  10.16
                                                            -------      -------      -------       --------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.47      $  0.52      $  0.57       $   0.52
 Net realized and unrealized gain (loss) on investments       (0.79)        0.17         0.16          (0.42)
                                                            -------      -------      -------       --------
  Net increase (decrease) from investment operations        $ (0.32)     $  0.69      $  0.73       $   0.10
Distributions to shareowners:
 Net investment income                                        (0.47)       (0.52)       (0.57)         (0.52)
                                                            -------      -------      -------       --------
Net increase (decrease) in net asset value                  $ (0.79)     $  0.17      $  0.16       $  (0.42)
                                                            -------      -------      -------       --------
Net asset value, end of period                              $  9.28      $ 10.07      $  9.90       $   9.74
                                                            =======      =======      =======       ========
Total return*                                                 (3.19)%       7.09%        7.78%         1.04%
Ratio of net expenses to average net assets+                   1.73%        1.65%        1.73%         1.80%**
Ratio of net investment income to average net assets+          4.88%        4.97%        5.74%         5.73%**
Portfolio turnover rate                                          72%          81%          63%           43%
Net assets, end of period (in thousands)                    $ 5,632      $11,891      $ 3,780       $ 1,306
Ratios assuming no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
  Net expenses                                                 1.85%        1.70%        1.85%         1.95%**
  Net investment income                                        4.76%        4.92%        5.62%         5.58%**
Ratios assuming  waiver of  management  fees by PIM and reduction for fees paid indirectly:
  Net expenses                                                 1.70%        1.62%        1.68%         1.76%**
  Net investment income                                        4.91%        5.00%        5.79%         5.77%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+ Ratio assuming no reduction for fees paid indirectly. As discussed in Note 6, the Trust began accreting discounts and amortizing premiums on debt securities. The effect of this change for the six months ended June 30, 2001, was to increase net investment income by $0.01, decrease net realized and unrealized gain (loss) by $0.01 and decrease the ratio of net investment income to average net assets assuming waiver of management fees by PIM and reduction for fees paid indirectly from 4.56% to 4.40%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

 The accompanying notes are an integral part of these financial statements.   17

Pioneer America Income Trust
NOTES TO FINANCIAL STATEMENTS 6/30/01 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer America Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Trust is to provide a high level of current income consistent with preservation of capital and prudent investment risk.

The Trust offers three classes of shares - Class A, Class B and Class C shares. Each class of shares represents an interest in the same portfolio of investments of the Trust and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:



A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. All discounts/premiums are accreted/amortized for financial reporting purposes (see Note 6). Interest income, including income on interest-bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer America Income Trust


   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


C. Fund Shares

   The Trust records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $11,836 in underwriting commissions on the sale of fund shares during the six months ended June 30, 2001.


D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Trust, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   The Trust declares, as daily dividends, substantially all of its net

Pioneer America Income Trust
NOTES TO FINANCIAL STATEMENTS 6/30/01 (unaudited) (continued)

   investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM) is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM manages the Trust's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust. At June 30, 2001, $50,696 was payable to PIM related to management fees, administrative fees and certain other services.

Pioneer America Income Trust


3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $34,632 in transfer agent fees payable to PIMSS at June 30, 2001.


4. Plans of Distribution

The Trust adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Trust's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Trust pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $42,722 in distribution fees payable to PFD at June 30, 2001.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2001, CDSCs in the amount of $38,842 were paid to PFD.


5. Expense Offsets

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the six months ended June 30, 2001, the Trust's expenses were reduced by $15,367 under such arrangements.

Pioneer America Income Trust
NOTES TO FINANCIAL STATEMENTS 6/30/01 (unaudited) (continued)

6. Change in Accounting Principle

Effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on debt securities. Prior to January 1, 2001, the Trust did not accrete discounts or amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $671,270 reduction in cost of securities and a corresponding $671,270 increase in net unrealized gain, based on securities held by the Trust on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $100,916, decrease change in net unrealized gain by $46,100 and increase net realized gain by $147,016. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Pioneer America Income Trust
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                        Officers
John F. Cogan, Jr.,             John F. Cogan, Jr., President
 Chairman                       David D. Tripple, Executive Vice President
Mary K. Bush                    Vincent Nave, Treasurer
Richard H. Egdahl, M.D.         Joseph P. Barri, Secretary
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management
Shareholder Services, Inc.

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 701|M/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA
The Roth IRA is a tax-favored account that lets anyone - regardless of age - with earned income (up to certain limits) contribute $2,000 annually. Contributions are not tax-deductible, but earnings are tax-free for qualified withdrawals.


401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match PLan for Employees) - IRA Plan
Businesses with 100 or fewer eligible employees can establish the plan; it resembles the traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,500 per year, and an employer contribution is required.


403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.





Most retirement plan withdrawals must meet specific conditions to avoid penalties.

Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up a MPP with a fixed contribution of 10% of pay, and a profit sharing plan that permits an additional contribution of up to 15%. This allows for a flexible annual contribution between 10% and 25%.











Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.


FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFoneSM gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


Six-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within six months from your redemption. You have the choice of investing in any Pioneer fund provided the acount has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



      Growth Funds
      United States
      Pioneer Growth Shares
      Pioneer Micro-Cap Fund
      Pioneer Mid-Cap Fund
      Pioneer Mid-Cap Value Fund
      Pioneer Small Company Fund
      Pioneer Tax-Managed Fund


      International/Global
      Pioneer Emerging Markets Fund
      Pioneer Europe Fund
      Pioneer Europe Select Fund
      Pioneer Indo-Asia Fund**
      Pioneer International Value Fund***
      (formerly Pioneer International Growth Fund)
      Pioneer International Equity Fund***
      (formerly Pioneer World Equity Fund)


      Sector Funds
      Pioneer Global Financials Fund
      Pioneer Global Health Care Fund
      Pioneer Global Telecoms Fund
      Pioneer Real Estate Shares
      Pioneer Science & Technology Fund

      Growth and Income Funds
      Pioneer Fund
      Pioneer Balanced Fund
      Pioneer Equity-Income Fund
      Pioneer Value Fund
      (formerly Pioneer II)


      Income Funds
      Taxable
      Pioneer America Income Trust
      Pioneer Bond Fund
      Pioneer High Yield Fund
      Pioneer Limited Maturity Bond Fund**
      Pioneer Strategic Income Fund


      Tax-Free
      Pioneer Tax-Free Income Fund


      Money Market Fund
      Pioneer Cash Reserves Fund*








  * An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
 ** Closed to new investors effective June 29, 2001.
*** Name change effective July 30, 2001.

                           This page for your notes.

HOW TO CONTACT PIONEER

 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


     Call us for:


     Account Information, including existing accounts,
     new accounts, prospectuses, applications
     and service forms                                          1-800-225-6292


     FactFone(SM) for automated fund yields, prices,
     account information and transactions                       1-800-225-4321


     Retirement plans information                               1-800-622-0176


     Telecommunications Device for the Deaf (TDD)               1-800-225-1997


     Write to us:


     PIMSS, Inc.
     P.O. Box 9014
     Boston, Massachusetts 02205-9014


     Our toll-free fax                                          1-800-225-4240


     Our internet e-mail address                 ask.pioneer@pioneerinvest.com
     (for general questions about Pioneer only)



     Visit our web site:                                  www.pioneerfunds.com


     This report must be preceded or accompanied by a current Fund prospectus.

[logo]Pioneer
      Investments(R)
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   10296-00-0801
                                     (Copyright) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
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